SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2012

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	45-5185575 (I.R.S. Employer Identification No.)

140 East Ridgewood Avenue, Suite 415

        07652

       (Address of Principal Executive Offices)                              (Zip Code)

(855) 467 - 7682

(Issuer’s Telephone Number, Including Area Code)

N/A

 (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKET

ITEM 3.03. Recent Sales of Unregistered Securities.

The following lists sales of unregistered securities exceeding 5% of the total issued and outstanding common stock since the filing of the Form 10-Q for the period ending June 30, 2012. (3).

Aggregate

Date

Name

     Shares

Value ($)(1)     Consideration(2)

9/26/2012

Deerfield Special Situations

     49,059

$2.13

Conversion

Fund LP

9/26/2012

Deerfield Special Situations

     68,589

$2.13

Conversion

International Limited

9/26/2012

Midsummer Small Cap Master Ltd.

       2,352

$2.13

Conversion

10/2/2012

Freestone Advantage Partners II, LP       2,941

$0.69

Conversion

10/2/2012

Cranshire Capital Master Fund, Ltd.      55,647

$0.69

Conversion

10/2/2012

Iroquois Master Fund Ltd.

       52,941

$0.69

Conversion

10/2/2012

Sabby Heathcare Volatility Master

       117,647

$0.69

Conversion

Fund, Ltd.

10/2/2012

Sabby Volatility Warrant Master

       117,647

$0.69

Conversion

Fund, Ltd.

10/2/2012

Kingsbrook Opportunities Master

         58,589

$0.69

Conversion

Fund LP

10/4/2012

Capital Ventures International

       206,896

$0.60

Conversion

10/4/2012

Anson Investment Master Fund LP

       243,408

$0.60

Conversion

10/4/2012

Midsummer Small Cap Master Ltd.

       197,243

$0.60

Conversion

10/4/2012

Aria Opportunity Fund, Ltd.

         10,548

$0.60

Conversion

10/4/2012

Tenor Opportunity Master Fund, Ltd.       30,021

$0.60

Conversion

10/4/2012

Hudson Bay Master Fund, Ltd.

        150,100

$0.60

Conversion

10/4/2012

Freestone Advantage Partners II, LP         7,201

$0.60

Conversion

10/4/2012

Cranshire Capital Master Fund, Ltd.        136,240

$0.60

Conversion

10/4/2012

Iroquois Master Fund Ltd.

        129,615

$0.60

Conversion

10/4/2012

Sabby Heathcare Volatility Master

        288,033

$0.60

Conversion

Fund, Ltd.

10/4/2012

Sabby Volatility Warrant Master

        288,033

$0.60

Conversion

Fund, Ltd.

10/4/2012

Kingsbrook Opportunities Master

         143,440

$0.60

Conversion

Fund LP

10/4/2012

Deerfield Special Situations

          120,110

$0.60

Conversion

Fund LP

10/4/2012

Deerfield Special Situations

          167,639

$0.60

Conversion

International Limited

1)

Market value at the date of issuance evaluated at the last sale price.

2)

All shares herein above were converted from the Series E Preferred Stock issued March 9, 2012.

3)

The registrant claims exemption from the registration provisions of the Securities Act of 1933 with respect to the securities pursuant to Section 4(2) thereof inasmuch as no public offering was involved. The shares were not offered or sold by means of: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or broadcast over television or radio, (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or (iii) any other form of general solicitation or advertising and the purchases were made for investment and not with a view to distribution. Each purchaser had the opportunity to inspect and copy all of the registrant’s books, records and other documents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated:  October 5, 2012

By:/s/Michael Cohen

Name:   Michael Cohen

  President